                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2000-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 2000 to September 30, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


    1.   Amount Available (including Monthly Servicing Fee and including                                         $  5,450,448.48
         Prepayment Charges ($__________))                                                                        --------------

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                    $    413,103.73
                                                                                      --------------
         (b)  Principal Prepayments                                                     1,719,613.22
                                                                                      --------------
         (c)  Substituted Loans                                                             8,792.50
                                                                                      --------------
         (d)  Repurchases                                                                       0.00
                                                                                      --------------
         (e)  Previously undistributed (a)-(d) amounts                                          0.00
                                                                                      --------------
         (f)  Pre-Funded Amount, if any
              (Only on Post-Funding Payment Date)                                               0.00
                                                                                      --------------

                         Total Principal                                                                         $  2,141,509.45
                                                                                                                  --------------

    3.   Libor                                                                                                          6.62125%
                                                                                                                  --------------

    4.   Available Funds Pass-Through Rate                                                                              6.62125%
                                                                                                                  --------------

Class A Certificates
--------------------

         Interest

    5.   Aggregate Current Interest
         (a)  Class A Pass-through Rate                                                     6.94125%
              (a floating rate per annum equal to the lesser of (a) LIBOR             --------------
              plus .37%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)
         (b)  Class A-1 Interest                                                                                 $  1,826,911.63
                                                                                                                  --------------

    6.   Amount applied to Unpaid Class A Interest Shortfall                                                     $          0.00
                                                                                                                  --------------

    7.   Remaining Unpaid Class A Interest Shortfall                                                             $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 2
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550

Class MB-1 Certificates
-----------------------

    8.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                      $  3,623,536.85
                                                                                                                  --------------

         Interest on Class MB-1 Adjusted Principal Balance

    9.   Class MB-1 Adjusted Principal Balance                                                                   $ 25,400,000.00
                                                                                                                  --------------

   10.   Current Interest
         (a)  Class MB-1 Pass-through Rate                                                  7.01125%
              (a floating rate per annum equal to the lesser of (a) LIBOR             --------------
              plus .75%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)
         (b)  Class MB-1 Interest                                                                                $    153,351.62
                                                                                                                  --------------

   11.   Amount applied to Unpaid Class MB-1 Interest Shortfall                                                  $          0.00
                                                                                                                  --------------

   12.   Remaining Unpaid Class MB-1 Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

Class MB-2 Certificates
-----------------------

   13.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                      $  3,470,185.23
                                                                                                                  --------------

         Interest on Class MB-2 Adjusted Principal Balance

   14.   Class MB-2 Adjusted Principal Balance                                                                   $ 24,400,000.00
                                                                                                                  --------------

   15.   Current Interest
         (a)  Class MB-2 Pass-through Rate                                                  7.31125%
              (a floating rate per annum equal to the lesser of (a) LIBOR             --------------
              plus 1.60%, or (b) the Available Funds Pass-Through Rate, but
              in no case more than 14.0%)
         (b)  Class MB-2 Interest                                                                                $    153,617.49
                                                                                                                  --------------

   16.   Amount applied to Unpaid Class MB-2 Interest Shortfall                                                  $          0.00
                                                                                                                  --------------

   17.   Remaining Unpaid Class MB-2 Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 3
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


Class BB-1 Certificates
-----------------------

   18.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                      $  3,316,567.74
                                                                                                                  --------------

         Interest on Class BB-1 Adjusted Principal Balance

   19.   Class BB-1 Adjusted Principal Balance                                                                   $ 10,200,000.00
                                                                                                                  --------------

   20.   Current Interest
         (a)  Class BB-1 Pass-through Rate                                                  8.02125%
              (a floating rate per annum equal to the lesser of (a) LIBOR             --------------
              plus 2.05%, or (b) the Available Funds Pass-Through Rate, but
              in no case more than 14.0%)
         (b)  Class BB-1 Interest                                                                                $     70,453.31
                                                                                                                  --------------

   21.   Amount applied to Unpaid Class BB-1 Interest Shortfall                                                  $          0.00
                                                                                                                  --------------

   22.   Remaining Unpaid Class BB-1 Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

         Class P Certificates

   23.   Prepayment Charges                                                                                      $          0.00
                                                                                                                  --------------
         (All prepayment premiums, penalties, and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a Loan)

         Trigger Event

   24.   (a)  Average Sixty-Day Deliquency Ratio Test

               (i)  Sixty-Day Delinquency Ratio for current Payment Date                                                   0.83%
                                                                                                                  --------------
              (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months may not exceed
                    40% of the Senior Enhancement Percentage for the Variable Rate
                    Loans)                                                                                                 0.50%
                                                                                                                  --------------

         (b)  Cumulative Realized Losses Test

               (i)  Cumulative Realized Losses for current Payment Date                                          $          0.00
                                                                                                                  --------------
              (ii)  Cumulative Realized Loss Ratio (Losses as a percentage of
                    Cut-off Date Principal Balances of Fixed Rate Loans may not
                    exceed 4.20% from July 1, 2003 to June30, 2004, 5.00% from
                    July 1, 2004 to June 30, 2005, 5.25% from July 1, 2005 to June
                    30, 2007, and 5.75% thereafter)                                                                        0.00%
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 4
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


   25.   Senior Enhancement Percentage
         A fraction, expressed as a percentage obtained by dividing:                                                22.71420143%
                                                                                                                  --------------

          (i) the excess of
              (A)  the Pool Scheduled Principal Balance over
              (B)  the principal balance of the most senior class of
                   certificates outstanding, by,                                                                 $ 89,200,000.00
                                                                                                                  --------------
         (ii) the denominator of which is the Pool Scheduled Principal Balance.                                  $392,705,859.62
                                                                                                                  --------------

Class A Certificates
--------------------

   26.   Amount Available less all preceding distributions                                                       $  3,246,114.43
                                                                                                                  --------------

         Principal

   27.   Class A Principal Distribution:

         (a)  Class A Formula Principal Distribution Amount                                                      $  2,141,509.45
                                                                                                                  --------------

   28.   Class A Principal Balance                                                                               $303,505,859.62
                                                                                                                  --------------

   29.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds Class A Principal Distibution Amount                                                            $          0.00
                                                                                                                  --------------

Class MB-1 Certificates
-----------------------

   30.   Amount available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Principal

   31.   Class MB-1 Principal Distribution                                                                       $          0.00
                                                                                                                  --------------

   32.   Class MB-1 Principal Balance                                                                            $ 25,400,000.00
                                                                                                                  --------------

   33.   Amount, if any, by which Class MB-1 Formula Principal Distribution Amount
         exceeds Class MB-1 Principal Distibution Amount                                                         $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 5
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


Class MB-2 Certificates
-----------------------

   34.   Amount available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Principal

   35.   Class MB-2 Principal Distribution                                                                       $          0.00
                                                                                                                  --------------

   36.   Class MB-2 Principal Balance                                                                            $ 24,400,000.00
                                                                                                                  --------------

   37.   Amount, if any, by which Class MB-2 Formula Principal Distribution Amount
         exceeds Class MB-2 Principal Distibution Amount                                                         $          0.00
                                                                                                                  --------------

Class BB-1 Certificates
-----------------------

   38.   Amount available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Principal

   39.   Class BB-1 Principal Distribution                                                                       $          0.00
                                                                                                                  --------------

   40.   Class BB-1 Principal Balance                                                                            $ 10,200,000.00
                                                                                                                  --------------

   41.   Amount, if any, by which Class BB-1 Formula Principal Distribution Amount
         exceeds Class BB-1 Principal Distibution Amount                                                         $          0.00
                                                                                                                  --------------

Class MB-1 Certificates
-----------------------

   42.   Amount Available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Liquidation Loss Interest

   43.   Amount applied to Class MB-1 Liquidation Loss Interest Amount                                           $          0.00
                                                                                                                  --------------

   44.   Class MB-1 Liquidation Loss Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

   45.   Amount applied to Unpaid Class MB-1 Liquidation Loss Interest Shortfall                                 $          0.00
                                                                                                                  --------------

   46.   Remaining Unpaid Class MB-1 Liquidation Loss Interest Shortfall                                         $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 6
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


Class MB-2 Certificates
-----------------------

   47.   Amount Available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Liquidation Loss Interest

   48.   Amount applied to Class MB-2 Liquidation Loss Interest Amount                                           $          0.00
                                                                                                                  --------------

   49.   Class MB-2 Liquidation Loss Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

   50.   Amount applied to Unpaid Class MB-2 Liquidation Loss Interest Shortfall                                 $          0.00
                                                                                                                  --------------

   51.   Remaining Unpaid Class MB-2 Liquidation Loss Interest Shortfall                                         $          0.00
                                                                                                                  --------------

Class BB-1 Certificates
-----------------------

   52.   Amount Available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Liquidation Loss Interest

   53.   Amount applied to Class BB-1 Liquidation Loss Interest Amount                                           $          0.00
                                                                                                                  --------------

   54.   Class BB-1 Liquidation Loss Interest Shortfall                                                          $          0.00
                                                                                                                  --------------

   55.   Amount applied to Unpaid Class BB-1 Liquidation Loss Interest Shortfall                                 $          0.00
                                                                                                                  --------------

   56.   Remaining Unpaid Class BB-1 Liquidation Loss Interest Shortfall                                         $          0.00
                                                                                                                  --------------

Class BB-2 Certificates
-----------------------

   57.   Amount Available less all preceding distributions                                                       $  1,104,604.98
                                                                                                                  --------------

         Interest

   58.   Current Interest

         (a)  Class BB-2 Pass-through Rate                                                  9.62125%
              (floating rate per annum equal to the lesser of (a) LIBOR plus          --------------
              2.05% or (b) the Available Funds Pass-Through Rate, but in no
              event greater than 14%)
         (b)  Class BB-2 Interest                                                                                $    192,211.19
                                                                                                                  --------------

   59.   Amount applied to Unpaid Class BB-2 Interest Shortfall                                                  $          0.00
                                                                                                                  --------------

   60.   Remaining Unpaid Class BB-2 Interest shortfall                                                          $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 7
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


         Principal

   61.   Class BB-2 Principal Distribution                                                                       $          0.00
                                                                                                                  --------------

   62.   Amount, if any, by which Class BB-2 Formula Distribution Amount
         exceeds Class BB-2 Distribution Amount                                                                  $          0.00
                                                                                                                  --------------

   63.   Class BB-2 Guaranty Payment                                                                             $          0.00
                                                                                                                  --------------

   64.   Class BB-2 Principal Balance                                                                            $ 23,200,000.00
                                                                                                                  --------------

Class A-1 Certificates
----------------------

   65.   Amount Available less all preceding distributions                                                       $    912,393.79
                                                                                                                  --------------

         Available Funds Cap Carryover Amount

   66.   (a)  Class A Available Funds Cap Carryover Amount                                                       $          0.00
                                                                                                                  --------------
         (b)  Amount applied to Class A Available Funds Cap Carryover Amount                                     $          0.00
                                                                                                                  --------------
         (c)  Class A Available Funds Cap Carryover Amount remaining unpaid                                      $          0.00
                                                                                                                  --------------

Class MB-1 Certificates
-----------------------

   67.   Amount Available less all preceding distributions                                                       $    912,393.79
                                                                                                                  --------------

         Available Funds Cap Carryover Amount

   68.   (a)  Class MB-1 Available Funds Cap Carryover Amount                                                    $          0.00
                                                                                                                  --------------
         (b)  Amount applied to Class MB-1 Available Funds Cap Carryover Amount                                  $          0.00
                                                                                                                  --------------
         (c)  Class MB-1 Available Funds Cap Carryover Amount remaining unpaid                                   $          0.00
                                                                                                                  --------------

Class MB-2 Certificates
-----------------------

   69.   Amount Available less all preceding distributions                                                       $    912,393.79
                                                                                                                  --------------

         Available Funds Cap Carryover Amount

   70.   (a)  Class MB-2 Available Funds Cap Carryover Amount                                                    $          0.00
                                                                                                                  --------------
         (b)  Amount applied to Class MB-2 Available Funds Cap Carryover Amount                                  $          0.00
                                                                                                                  --------------
         (c)  Class MB-2 Available Funds Cap Carryover Amount remaining unpaid                                   $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 8
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


Class BB-1 Certificates
-----------------------

   71.   Amount Available less all preceding distributions                                                       $    912,393.79
                                                                                                                  --------------

         Available Funds Cap Carryover Amount

   72.   (a)  Class BB-1 Available Funds Cap Carryover Amount                                                    $          0.00
                                                                                                                  --------------
         (b)  Amount applied to Class BB-1 Available Funds Cap Carryover Amount                                  $          0.00
                                                                                                                  --------------
         (c)  Class BB-1 Available Funds Cap Carryover Amount remaining unpaid                                   $          0.00
                                                                                                                  --------------

         Servicer

   73.   (a)  Monthly Servicing Fee .50% (if Originator or affiliate is Servicer)                                $    164,519.74
                                                                                                                  --------------
         (b)  Reimbursement for unreimbursed Advances                                                            $          0.00
                                                                                                                  --------------

Class A, Class M, and Class B Certificates
------------------------------------------

   74.   Pool Scheduled Principal Balance                                                                        $392,705,859.62
                                                                                                                  --------------

         Pool Certificate Balance                                                                                $386,705,859.62
                                                                                                                  --------------

   75.   Pool Factors

         (a)  Class A Pool Factor                                                                                      .97653108
                                                                                                                  --------------
         (b)  Class MB-1 Pool Factor                                                                                  1.00000000
                                                                                                                  --------------
         (c)  Class MB-2 Pool Factor                                                                                  1.00000000
                                                                                                                  --------------
         (d)  Class BB-1 Pool Factor                                                                                  1.00000000
                                                                                                                  --------------
         (e)  Class BB-2 Pool Factor                                                                                  1.00000000
                                                                                                                  --------------

   76.   Loans Delinquent:

         (a)  31-59 days                            3,902,806.60         41
                                                  --------------       ------
         (b)  60-89 days                              950,565.69         13
                                                  --------------       ------
         (c)  90 or more days                         383,541.72          3
                                                  --------------       ------


   77.   Principal Balance of Defaulted Loans                                                                    $  1,918,643.31
                                                                                                                  --------------

   78.   Principal Balance of Loans with Extensions                                                              $          0.00
                                                                                                                  --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-C
                                       MONTHLY REPORT             September 2000
                                       PAGE 9
                                                     Distribution Date: 10/16/00
                                                           CUSIP# 20846Q CW6 CX4
                                                                     CY2 CZ9 DA3
                                                         Trust Account: 33382550


   78.   Liquidated Loans

         (a)  Number of Liquidated Loans                                                                         #      0
                                                                                                                  --------------
         (b)  Aggregate Unpaid Principal Balance                                                                 $          0.00
                                                                                                                  --------------
         (c)  REO                                                                                                $          0.00
                                                                                                                  --------------
         (d)  Net Liquidation Loss                                                                               $          0.00
                                                                                                                  --------------

   79.   Number of Loans Remaining                                                                                     3,343
                                                                                                                  --------------

   80.   Pre-Funded                                                                                              $          0.00
                                                                                                                  --------------

   81.   Reimbursement of Class C Certificateholder expenses                                                     $          0.00
                                                                                                                  --------------

Class P Certificates
--------------------

   82.   Class P Principal Distribution                                                                          $          0.00
                                                                                                                  --------------

   83.   Class P Principal Balance                                                                               $        100.00
                                                                                                                  --------------

Class C Certificate
-------------------

   84.   Class C Master Distribution Amount                                                                      $    747,874.05
                                                                                                                  --------------

   85.   Servicer Termination Trigger Event

         (a)  Cumulative Realized Loss Ratio
              (Trigger event exists if ratio exceeds 10%)                                                                  0.00%
                                                                                                                  --------------

         (b)  Aggregate Unpaid Principal Balance of Loans delinquent more than
              60 days as percentage of Cut-off Date Pool Principal Balance
              (trigger event exists if exceeds 18%)                                                                        0.00%
                                                                                                                  --------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.